ITEM 12 (B).  EXHIBITS.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

                 Intermediate-Term Bond Fund       Science & Technology Fund
                 First Start Growth Fund           Income Stock Fund
                 Short-Term Bond Fund              Growth & Income Fund
                 Aggressive Growth Fund            Income Fund
                 Growth Fund                       Money Market Fund
                 Capital Growth Fund               Value Fund
                 High-Yield Opportunities Fund     Small Cap Stock Fund

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2008, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  03-31-2008                                     /S/ CHRISTOPHER W. CLAUS
       ----------                                    --------------------------
                                                       Christopher W. Claus
                                                       President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA MUTUAL FUNDS TRUST

                 Intermediate-Term Bond Fund       Science & Technology Fund
                 First Start Growth Fund           Income Stock Fund
                 Short-Term Bond Fund              Growth & Income Fund
                 Aggressive Growth Fund            Income Fund
                 Growth Fund                       Money Market Fund
                 Capital Growth Fund               Value Fund
                 High-Yield Opportunities Fund     Small Cap Stock Fund

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2008, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  03-31-2008                                      /S/ ROBERT GALINDO, JR.
       ----------                                     --------------------------
                                                         Robert Galindo, Jr.
                                                         Treasurer